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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 2, 2005




                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Indiana                           0-21719              35-1929476
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------
              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2005, Steel Dynamics, Inc. issued a press release titled "Steel Dynamics Reports Record Results for 2004," containing information about the company's results of operations for the three and twelve months ended December 31, 2004. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith and attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits.

                  Exhibit Number      Description
                  --------------      -----------
                  99.1                A press release dated February 2, 2005
                                      titled "Steel Dynamics Reports Record
                                      Results for 2004"






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                              STEEL DYNAMICS, INC.

                                                   /s/ Theresa E. Wagler
                                                   ---------------------
Date:  February 2, 2005                       By:  Theresa E. Wagler
                                                   Title: Assistant Secretary